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FEDERATED SHORT-TERM MUNICIPAL TRUST
CLASS A SHARES
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES
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SUPPLEMENT TO PROSPECTUS, DATED AUGUST 31, 2006, FOR INSTITUTIONAL SHARES AND
INSTITUTIONAL SERVICE SHARES, AND TO THE PROSPECTUS, DATED SEPTEMBER 19, 2006, FOR CLASS A SHARES

The Board of Trustees ("Board") of Federated Short-Term Municipal Trust (the "Fund") has approved the following changes with respect to the Fund. These changes will take effect beginning on October 31, 2007:

         (1) The Board approved changing the name of the Fund to "Federated Short-Intermediate Duration Municipal Trust" (the "Name Change");
         (2) The Board approved the adoption of a non-fundamental operating policy for the Fund under which the Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets (the "Noninvestment-Grade Securities Change"); and
         (3) The Board approved that the Fund also may invest in certain securities as described herein (such as, market discount bonds, credit default swaps, and other derivative contracts) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) ("Ordinary Income Change").

Federated Investment Management Company, the Fund's adviser ("Adviser"), also has determined that, beginning on October 31, 2007:

         (A) Given the Name Change, the Fund will invest in a portfolio of tax-exempt securities with a dollar weighted average portfolio duration of less than five years ("Duration Parameter Change"); and
         (B) The Fund's assets normally will be invested entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals and corporations ("AMT") (the "Non-AMT Repositioning").

The Name Change and Duration Parameter Change


Currently, the Fund's name is "Federated Short-Term Municipal Trust" and the Fund invests in a portfolio of tax-exempt securities with a dollar-weighted average portfolio maturity of less than three years. Beginning on October 31, 2007, the Fund's name will be "Federated Short-Intermediate Duration Municipal Trust" and the Fund will invest in a portfolio of tax-exempt securities with a dollar weighted average portfolio duration of less than five years. The Fund will not limit itself to securities of a particular maturity range. Subject to the Fund's dollar-weighted average portfolio duration constraint, the Adviser of the Fund will manage the Fund's interest rate risk by adjusting the duration of its portfolio. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the potential change in the portfolio's value in response to a change in market interest rates. The Adviser will increase or reduce the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration.


The Noninvestment-Grade Securities Change


Currently, the Fund may invest up to 100% of its assets in fixed-income securities rated "BBB" or in unrated but comparable securities. The Fund could not invest in securities rated below investment-grade at the time of purchase. Beginning on October 31, 2007, the Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. The Fund will not have a specific minimum quality rating. The Adviser does not anticipate a rapid increase in the amount of noninvestment-grade securities held in the Fund's portfolio.


The amount of the Fund's assets invested in investment-grade tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security's rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund's portfolio. Investment grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization ("NRSRO") or unrated securities of comparable quality. For example, securities rated "AAA", "AA", "A" or "BBB" by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest ratings categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated "B" or "BB" by Standard & Poor's, an NRSRO, would be noninvestment-grade securities.


The investment-grade, tax-exempt securities in which the Fund invests generally are subject to interest rate, credit, liquidity, leverage, call, sector and prepayment risks as described in the Fund's Prospectuses. The noninvestment-grade securities in which the Fund may invest also will be subject to interest rate, credit, liquidity, leverage, call, sector and prepayment risks, as well as the risks of investing in noninvestment-grade securities. The Fund's investments in noninvestment-grade securities will be more dependent on the Adviser's credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the credit review process described in the Fund's Prospectuses, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering; and generally will engage in detailed discussions with the issuer regarding the offering.

Securities rated below investment-grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Noninvestment-grade securities also generally have less liquidity than investment-grade securities.

Ordinary Income Change


Beginning on October 31, 2007, the Fund's Adviser may deliberately undertake, in seeking to provide enhanced levels of income, to invest the Fund's assets in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter in credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders. The ordinary income derived from these investment strategies generally will be limited to approximately 5% or less of the Fund's annual distributions.


Non-AMT Securities


Currently, the Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax, but interest from the Fund's investments may be subject to the federal AMT. Beginning on October 31, 2007, the Fund's Adviser also, normally (except as discussed below), will invest the Fund's assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or if there are changes in tax laws relating to the AMT), to pursue the Fund's investment objective, the Adviser may invest the Fund's assets in securities that may be subject to AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.



                                                                August 20, 2007

37103 (8/07)

Cusip 313907305
Cusip 313907107
Cusip 313907206